UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2018

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2018, the Board of Directors (the "Board") of Brown-Forman Corporation (the "Company") appointed Lawson E. Whiting as a director of the Company, effective immediately. The Board also appointed Mr. Whiting to the Executive Committee of the Board. Mr. Whiting will continue in his role at the Company as Executive Vice President and Chief Operating Officer.

As previously announced on May 29, 2018, Mr. Whiting will succeed Paul C. Varga as the Company's Chief Executive Officer, effective January 1, 2019. Following Mr. Varga's retirement as the Company's Chief Executive Officer, Mr. Varga will continue to serve as a member of the Board until the 2019 Annual Meeting of Stockholders.

In connection with Mr. Whiting's succession as Chief Executive Officer, on November 14, 2018, the Compensation Committee of the Board approved certain increases in Mr. Whiting's compensation effective January 1, 2019. The Compensation Committee increased Mr. Whiting's annual salary, including holiday bonus, to $1,041,700, and increased his target short-term and long-term incentive compensation opportunities to $1,250,000 and $3,500,000, respectively. Mr. Whiting's long-term incentive compensation opportunity will be allocated among long-term cash and long-term equity options. Details regarding the Company's executive compensation program are included in the Compensation Discussion and Analysis section of the Company's definitive proxy statement for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 26, 2018.

There are no arrangements or understandings between Mr. Whiting with any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Whiting that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the Company's press release relating to the foregoing is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated November 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: November 15, 2018	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Managing Attorney and Assistant Corporate Secretary